UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2012

Vical Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10390 Pacific Center Court San Diego, California	92121-4340
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 646-1100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 8, 2012, Vical Incorporated issued a press release announcing, among other things, our unaudited financial results for the three months and twelve months ended December 31, 2011. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information in this Item 2.02, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

Allovectin® Update

On February 8, 2012, we provided the following update with respect to our Allovectin® program:

In our Phase 3 registration trial of Allovectin® in patients with metastatic melanoma, enrollment was completed in February 2010. With a maximum two-year treatment period, the last patients will receive their final treatments in February 2012. Based on the latest available information on overall number of deaths, we expect to reach the target number of death events for the secondary endpoint (overall survival) in late 2012. Data collection and independent adjudication for the primary endpoint (response rate at 24 weeks or more after randomization) will be conducted in parallel, and top-line data for both endpoints is expected to be released in late 2012.

Special Note Regarding Forward-Looking Statements

This Item 8.01 contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Forward-looking statements may include, but are not limited to, statements about:

  the progress, timing and results of clinical trials and research and development efforts involving our product candidates or the product candidates of our licensees;
  the submission of applications for and receipt of regulatory clearances and approvals;
  our and our licensees' plans to conduct future clinical trials or research and development efforts;
  our expectations about partnering, marketing and commercializing our product candidates;
  the benefits we expect to derive from relationships with our collaborators;
  our estimates regarding our year-end cash and investments; and
  our application of accounting guidance related to revenue recognition.

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We discuss many of these risks in greater detail in our SEC filings. Also, these forward-looking statements represent our estimates and assumptions only as of the date of the document containing the applicable statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release issued by Vical Incorporated on February 8, 2012.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vical Incorporated
Date: February 8, 2012	By:	/s/ JILL M. BROADFOOT Jill M. Broadfoot Senior Vice President, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release issued by Vical Incorporated on February 8, 2012.